UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 2, 2018

FORTINET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34511	77-0560389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
899 Kifer Road
Sunnyvale, CA 94086
(Address of principal executive offices, including zip code)
(408) 235-7700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐

Item 2.02 Results of Operations and Financial Condition.
On February 5, 2018, Fortinet, Inc. (“Fortinet”) issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2017. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2018, Andrew Del Matto informed Fortinet of his resignation from his position as Chief Financial Officer, effective February 16, 2018.

On February 5, 2018, Fortinet’s board of directors appointed Keith Jensen as Interim Chief Financial Officer, effective February 16, 2018. Mr. Jensen has served as Fortinet’s Chief Accounting Officer since July 2015. Prior to that, Mr. Jensen served as Fortinet’s Vice President of Finance and Corporate Controller from May 2014 to July 2015. From November 2012 to May 2014, Mr. Jensen served in various positions at DataDirect Networks, Inc., a data storage provider, including as its Chief Accounting Officer and Chief Administrative Officer. From February 2006 to November 2012, Mr. Jensen served in various positions at Sybase, Inc. (which was acquired by SAP America, Inc. in July 2010), an enterprise software and services company, including as Sybase’s Chief Financial Officer and Chief Accounting Officer. Prior to Sybase, from October 1999 to January 2006, Mr. Jensen served as Chief Financial Officer of Dorado Network Systems Corporation, a provider of software solutions to financial service companies. Mr. Jensen also previously held several positions with Coopers & Lybrand, including audit manager. Mr. Jensen holds a B.S. in Business from California State University, Sacramento.

Mr. Jensen currently has an annual base salary of $320,000 and a target bonus of 30% of his annual base salary. In connection with Mr. Jensen’s appointment as Interim Chief Financial Officer, Fortinet’s board of directors has approved an additional quarterly bonus of $40,000 for Mr. Jensen, to be paid for each quarter in which he serves as Interim Chief Financial Officer. Fortinet previously entered into a change of control severance agreement with Mr. Jensen, dated as of February 4, 2016, a copy of which will be filed with Fortinet’s next periodic report and is incorporated herein by reference, and previously entered into its standard form of indemnification agreement with Mr. Jensen, in substantially the same form filed as Exhibit 10.1 to Fortinet’s Registration Statement on Form S-1, as amended (File No. 333-161190), filed with the Securities and Exchange Commission on August 10, 2009, which form of agreement is incorporated herein by reference.

There are no arrangements or understandings between Mr. Jensen and any other persons, pursuant to which he was appointed as Interim Chief Financial Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Jensen and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated February 5, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 5, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortinet, Inc.

Date: February 5, 2018	By:	/s/ JOHN WHITTLE
John Whittle
Vice President and General Counsel